Putnam
International
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

These are unusually challenging times for equity investors and many have sought to cut their losses by getting entirely out of the market. However, for investors who had what they believed was an effective investment program before the markets began their decline and still have several years before they need to make withdrawals, it is our view that this was exactly the wrong thing to do.

History has been on the side of investors who have dared to weather even sustained periods of market retreat. We urge you to remain patient as the current market troubles work themselves out. Of course, it is always a good idea to consult your financial advisor for specific counsel.

The fiscal year ended June 30, 2002, was certainly a challenging one for your fund, Putnam International Growth Fund, as world markets followed the U.S. market into retreat, especially in the months after the tragic events of last September 11. Although the fund posted a loss during the period, it outperformed the average of its peer group and closely matched its benchmark index. On the following pages, you will find a full discussion of the reasons for the loss and the team's expectations for the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 21, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

When measured over short time periods, stock markets often reflect changing investor sentiments, such as optimism, pessimism, confidence, or uncertainty. However, over longer time periods, markets tend to express the underlying value of the companies that are traded, including the productive innovations that boost revenues over time. During the 12 months that ended June 30, 2002, the fiscal year of Putnam International Growth Fund, international markets changed directions on several occasions, suggesting that investors lacked consensus on underlying conditions. At the beginning of the period, in July 2001, this uncertainty was understandable given the slowdown in the global economy. By the end of the period, the global economic outlook had improved measurably, but international market performance appeared to be more of a reflection of investor displeasure with corporate accounting practice and the moderate pace of recovery. Fortunately, international markets were beset by less uncertainty than the United States, and your fund's decline during the past year was much smaller than the drop in U.S. stocks. The fund slightly underperformed its benchmark index but outperformed the average of its peer group, the Lipper international fund category. Details can be found on page 8.

Total return for 12 months ended 6/30/02

      Class A          Class B          Class C          Class M
    NAV     POP       NAV   CDSC       NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   -9.70%  -14.91%  -10.38% -14.86%  -10.32% -11.22%  -10.17% -13.30%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom          21.2%

Japan                   15.0%

France                  13.6%

Switzerland              8.1%

Germany                  6.7%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.

* FUND FAVORED STOCKS WITH STRONG CASH FLOWS

As the fiscal year began last July, international markets were generally following the United States into an economic slump. International stocks also fell during the post-September 11 sell-off, then joined in the market recovery late in 2001. Since January, markets began to move in different directions. Much of Asia and emerging markets advanced while Europe generally declined. In the last few months of the period, foreign currencies also rallied against the overvalued U.S. dollar.

"Over time, the fund [Putnam International Growth Fund] has earned its stripes time and time again. It's a solid choice."

-- Morningstar Mutual Funds, May 17, 2002

Our positioning of the fund was fairly consistent throughout the year. We favored companies that we believed could weather the economic downturn and participate in recovery. This tactic fit easily with our stock selection strategy, which targets stocks priced below the value we place on the company. This strategy is designed to achieve consistent results in all market conditions because it has no predetermined preference for growth- or value-style stocks. It can identify attractive stocks that fit in both styles, and is also effective for comparing stocks across international markets.

In the energy and basic materials sectors, we found many stocks with solid cash flow characteristics. These sectors had consolidated in recent years and many companies had cut costs while maintaining pricing power. Defensive holdings in the pharmaceuticals industry also did well during the first half of the fiscal year, but later slumped. The fund sold Elan Corp., an Irish drug company, after the stock dropped following a restatement of financial reports in February. Our strategy also led us to reduce the fund's exposure to the media and technology sectors. Their cash flows were unattractive as the sectors continued to reduce excess capacity after the capital investment binge of the late 1990s.

Only the September 11 terrorist attacks in the United States prompted a noticeable shift in our positioning during the past year. We did not believe the attacks would derail the recovery. In fact, the strong policy response by world central banks helped the recovery along by lowering the cost of capital for many companies. We favored stocks that we considered undervalued in the consumer cyclicals sector, such as Sony and Toyota in Japan, and in the insurance industry, including Allianz and Muenchener Rueckversicherungs (Munich Re) in Germany. The consumer cyclicals stocks performed very well for several months because, as we expected, consumers continued to spend. Insurance companies were hurt by liability payments for the World Trade Center, but stood to benefit from lifting premiums. The stocks gained ground in late 2001 but then underperformed bank stocks as investors showed a preference for relatively safe investments. However, we remain confident in the long-term potential of these insurance stocks. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the period, all are subject to review and adjustment in accordance with the fund's strategy.

Morningstar gave Putnam International Growth Fund's class A shares a 5-star Overall Morningstar Rating [TRADEMARK] as of June 30, 2002, among 621 funds in the foreign stock category.

Putnam International Growth Fund's class A shares received 4, 4, and 5 stars out of the 621, 420, and 84 foreign stock funds rated for the 3-, 5-, and 10-year periods, respectively. It is possible for a 5-star fund to exhibit low or negative performance within a given period. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results. Morningstar Ratings shown are for class A shares class only; other classes may have different performance characteristics.


* EMERGING MARKETS OUTPERFORMED AFTER SEVERAL YEARS OF UNDERPERFORMANCE

We built and maintained overweight exposure to emerging markets, which represented about 10% during the period. Along with Japan, emerging markets are the chief beneficiaries of the global economic recovery, containing, as they do, much of the world's manufacturing capacity and natural resources. They have outperformed the world's developed markets over this period.


Fund Profile

Putnam International Growth Fund seeks capital appreciation by investing primarily in common stocks of companies located in international markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below their worth. It is suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

One of the fund's largest and best performing holdings has been Samsung Electronics, a South Korean electronics conglomerate. Samsung has been building its market share for wireless telephone handsets and semiconductors. South Korea itself has been a strong market because its government and corporations undertook substantial reforms of the economy and financial system in the wake of the 1997 Asian crisis. Other South Korean stocks that performed well were KT Corp. and SK Telecom. Unlike telecommunications companies in many other markets, these companies did not make excessive infrastructure investments, nor do they face ruinous price competition.

We also own stocks in Mexico and Brazil. These markets had been performing well until the past spring, when the U.S. dollar weakened. These markets have many financial connections with the United States, and while the weaker dollar does not hurt their domestic economies, it reduced investor confidence. In Mexico, the fund owns Telefonos de Mexico, the telephone monopoly, and Cemex, a large cement company benefiting from rising economic activity. In Brazil, the fund owns CVRD, which we regard as one of the world's best-managed iron-ore companies. CVRD and Cemex have a large portion of their sales outside their home markets.

* FRANCE STOOD OUT AMONG DEVELOPED MARKETS

Although we had a neutral view of most developed markets, we did overweight the portfolio in France, relative to its benchmark index, and underweighted in Japan. We like France not because of its domestic economy or government policies, but because we have found many French companies to be well-managed and attractively valued. One of our largest holdings all year was the oil company TotalFinaElf, which performed quite well. France's recently elected center-right government also appears likely to introduce pro-business policies. Sanofi-Synthelabo, a French pharmaceutical company, also performed well during much of the year. We avoided several weak French stocks, including France Telecom and we sold a position in Vivendi Universal after the recovery in media stocks. We did not own Vivendi Universal at the end of the period when it became embroiled in controversy as its aggressive acquisition strategy left it strapped for cash.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA
France
Oil and gas

AstraZeneca PLC
United Kingdom
Pharmaceuticals

ING Groep NV
Netherlands
Insurance

Samsung Electronics Co., Ltd.
South Korea
Electronics

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

NTT DoCoMo, Inc.
Japan
Telecommunications

Toyota Motor Corp.
Japan
Automotive

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Sanofi-Synthelabo SA
France
Pharmaceuticals

Vodafone Group PLC
United Kingdom
Telecommunications

Footnote reads:
These holdings represent 31.2% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.


Japan continues to disappoint us in the slow pace of corporate restructuring and the failure of the central government to undertake meaningful reforms. While the fund's holdings in Japanese exporting companies fared well for most of the year, they declined when the yen strengthened late in the period. The stronger yen hurts the foreign earnings of these companies. With the world economy likely to pick up in the next 12 months, we are looking for additional Japanese stocks poised to benefit.

* SOUND ECONOMIC OUTLOOK LIKELY TO RESTORE OPTIMISM

Uncertainty continues to dominate international stock markets as your fund's new fiscal year begins. There have been no broad advances in recent months. European markets have also felt the effects of accounting controversies, as in the cases of Elan and Vivendi, mentioned above. Fortunately, however, accounting for stock options is less of an issue with non-U.S. companies, because options have always comprised a much smaller portion of executives' compensation. However, as in the United States, the threat of terrorism continues to be a negative influence.

We believe the good news is that the uncertainty dominating international markets is increasingly at odds with a promising economic outlook. We further believe the global economy has turned the corner toward recovery. Many markets in Asia are growing, and even Japan's outlook has improved thanks to foreign demand. In China and South Korea, domestic growth in consumption and investment has replaced exports as the main engine of growth. In Europe, the United Kingdom, France, and the Netherlands have relatively attractive prospects. U.S. dollar weakness is leading to increased confidence in the competitiveness of Japan and Europe. Currently, the strength in the yen and euro are smothering inflationary pressures and thereby forestalling interest-rate increases. Oil and other commodities priced in dollars are getting cheaper, providing additional stimulus. We believe these positive economic fundamentals should gradually reassure investors and begin to be reflected in stock prices.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.

This fund is managed by the Putnam International Core Team. The team's members are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Simon Davis (Portfolio Member), Stephen Oler (Portfolio
Member), George Stairs (Portfolio Member), Daniel Grana, Pamela Holding, Nicholas Melhuish, and Carmel Peters.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                     Class A        Class B         Class C         Class M
(inception dates)   (2/28/91)       (6/1/94)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -9.70% -14.91% -10.38% -14.86% -10.32% -11.22% -10.17% -13.30%
------------------------------------------------------------------------------
5 years          35.90   28.10   30.99   28.99   31.02   31.02   32.65   28.03
Annual average    6.33    5.08    5.55    5.22    5.55    5.55    5.81    5.07
------------------------------------------------------------------------------
10 years        189.84  173.12  168.69  168.69  169.00  169.00  176.19  166.65
Annual average   11.23   10.57   10.39   10.39   10.40   10.40   10.69   10.30
------------------------------------------------------------------------------
Annual average
(life of fund)   10.21    9.63    9.34    9.34    9.39    9.39    9.64    9.29
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                       MSCI EAFE             Consumer
                         Index              price index
------------------------------------------------------------------------------
1 year                  -9.49%                 1.01%
------------------------------------------------------------------------------
5 years                 -7.51                 12.03
Annual average          -1.55                  2.30
------------------------------------------------------------------------------
10 years                69.13                 28.17
Annual average           5.40                  2.51
------------------------------------------------------------------------------
Annual average
(life of fund)           3.60                  2.57
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, the fund was offered with limited expenses, without which returns would have been lower.

LIPPER INFORMATION:

The average annualized return for the 784 funds in the Lipper International Fund category over the 12 months ended 6/30/02 was -10.17%. Over the 5- and 10-year periods ended 6/30/02, annualized returns for the category were -0.71% and 5.68%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/92

                                    Morgan Stanley
                                Capital International
               Fund's class A        (MSCI) EAFE           Consumer price
Date            shares at POP           Index                  index

6/30/92             9,425               10,000                10,000
6/30/94            12,877               14,073                10,556
6/30/96            16,061               16,206                11,184
6/30/98            24,264               19,401                11,626
6/30/00            38,989               24,461                12,297
6/30/02           $27,312              $16,913               $12,817

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,869 and $26,900, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,619 ($26,665 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/02

                    Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/01         $21.24  $22.54    $20.72        $21.03    $21.04  $21.80
------------------------------------------------------------------------------
6/30/02          19.18   20.35     18.57         18.86     18.90   19.59
------------------------------------------------------------------------------

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the "fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2002



THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.3%)
-------------------------------------------------------------------------------------------------------------------
             80,700 Australia & New Zealand Banking Group, Ltd.                                       $     873,777
         12,579,505 BHP Billiton, Ltd.                                                                   72,727,024
          5,974,900 Brambles Industries, Ltd.                                                            31,659,035
             59,100 Commonwealth Bank of Australia                                                        1,092,381
            415,300 Foster's Brewing Group, Ltd.                                                          1,100,269
             43,154 News Corp., Ltd. (The)                                                                  234,472
          5,384,545 News Corp., Ltd. (The) ADR                                                          123,467,617
          2,117,651 Rio Tinto, Ltd.                                                                      39,843,129
            121,700 Westpac Banking Corp.                                                                 1,109,358
             28,200 Woodside Petroleum, Ltd.                                                                214,795
            161,700 Woolworths, Ltd.                                                                      1,193,523
                                                                                                      -------------
                                                                                                        273,515,380

Belgium (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,669,094 Dexia (London Exchange)                                                              25,726,270
             12,510 Dexia                                                                                   193,562
              3,150 Electrabel SA                                                                           727,813
              6,150 Fortis (NON)                                                                            131,045
                                                                                                      -------------
                                                                                                         26,778,690

Brazil (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,042,500 Banco Bradesco SA ADR                                                                20,589,375
            751,000 Banco Itau SA ADR                                                                    21,028,000
              2,230 Banco Itau SA - Pfd.                                                                    125,325
          2,235,000 Companhia de Bebidas das Americas (AmBev) ADR                                        34,731,900
            847,700 Companhia Vale do Rio Doce (CVRD) ADR (NON)                                          23,455,859
            907,600 Companhia Vale do Rio Doce (CVRD) ADR Class A                                        23,552,220
          4,110,164 Petroleo Brasileiro SA ADR                                                           77,517,693
          1,179,280 Unibanco-Uniao de Bancos Brasileiros SA GDR                                          19,458,120
                                                                                                      -------------
                                                                                                        220,458,492

Canada (2.3%)
-------------------------------------------------------------------------------------------------------------------
          4,293,700 Abitibi-Consolidated, Inc.                                                           39,582,900
          1,056,800 Canadian National Railway Co.                                                        55,619,590
              6,918 EnCana Corp.                                                                            212,435
          4,263,451 Sun Life Financial Services of Canada, Inc.                                          92,288,800
          2,785,042 Suncor Energy, Inc.                                                                  48,712,597
          1,408,283 Toronto-Dominion Bank                                                                33,262,444
                                                                                                      -------------
                                                                                                        269,678,766

Denmark (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,426,923 Danske Bank A/S                                                                     118,365,048
          1,063,781 TDC A/S                                                                              29,422,947
                                                                                                      -------------
                                                                                                        147,787,995

Finland (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,838,200 Nokia OYJ                                                                            26,898,873
          4,554,974 Stora Enso OYJ                                                                       63,820,679
            882,764 TietoEnator OYJ                                                                      21,791,029
            459,220 TietoEnator OYJ 144A                                                                 11,335,846
              5,500 UPM-Kymmene OYJ                                                                         216,468
                                                                                                      -------------
                                                                                                        124,062,895

France (13.6%)
-------------------------------------------------------------------------------------------------------------------
          1,372,788 Accor SA                                                                             55,670,010
             17,350 Aventis SA                                                                            1,229,177
          2,674,694 BNP Paribas SA                                                                      147,895,600
          3,495,747 Bouygues SA                                                                          97,648,610
            308,519 Groupe Danone                                                                        42,404,727
          4,584,339 Havas Advertising SA                                                                 28,200,571
          1,156,613 Lafarge                                                                             115,346,007
              8,600 Orange SA (NON)                                                                          39,571
            634,940 Peugeot SA                                                                           32,945,684
              1,380 Publicis Group SA                                                                        38,085
          4,605,328 Sanofi-Synthelabo SA                                                                280,113,733
          1,882,796 Societe Generale                                                                    124,000,154
          1,782,297 Societe Television Francaise I                                                       47,709,264
          3,610,508 TotalFinaElf SA Class B                                                             586,088,553
          1,355,313 Vivendi Environnement                                                                41,819,877
                                                                                                      -------------
                                                                                                      1,601,149,623

Germany (6.7%)
-------------------------------------------------------------------------------------------------------------------
            509,763 Allianz AG                                                                          102,077,349
          3,526,800 BASF AG                                                                             163,496,911
          3,313,592 Bayerische Motoren Werke (BMW) AG                                                   136,599,351
            550,530 Bayerische Vereinsbank AG                                                            17,938,580
          3,670,007 Deutsche Post AG                                                                     46,565,379
            798,400 Deutsche Post AG 144A                                                                10,130,171
             18,580 E.On AG                                                                               1,082,408
          2,031,816 Metro AG                                                                             62,192,669
          1,027,903 Muenchener Rueckversicherungs-Gesellschaft AG                                       243,080,866
             30,600 Muenchener Rueckversicherungs-Gesellschaft AG 144A                                    7,236,358
              4,230 SAP AG                                                                                  417,670
                                                                                                      -------------
                                                                                                        790,817,712

Hong Kong (1.6%)
-------------------------------------------------------------------------------------------------------------------
         13,886,800 Cheung Kong Holdings, Ltd.                                                          115,724,817
             82,000 CLP Holdings, Ltd.                                                                      325,902
         14,445,860 Hong Kong and China Gas Co., Ltd.                                                    19,168,791
         15,146,500 Hong Kong Electric Holdings, Ltd.                                                    56,605,915
                                                                                                      -------------
                                                                                                        191,825,425

India (0.1%)
-------------------------------------------------------------------------------------------------------------------
            143,900 Infosys Technologies, Ltd.                                                            9,684,432

Ireland (1.9%)
-------------------------------------------------------------------------------------------------------------------
          6,298,165 Allied Irish Banks PLC                                                               82,958,900
          2,235,000 Bank of Ireland                                                                      27,762,035
          6,438,158 CRH PLC                                                                             107,751,781
                                                                                                      -------------
                                                                                                        218,472,716

Israel (0.4%)
-------------------------------------------------------------------------------------------------------------------
             20,700 Teva Pharmaceutical Industries, Ltd.                                                  1,377,095
            687,800 Teva Pharmaceutical Industries, Ltd. ADR                                             45,931,284
                                                                                                      -------------
                                                                                                         47,308,379

Italy (1.2%)
-------------------------------------------------------------------------------------------------------------------
             39,200 ENI SpA                                                                                 622,007
          1,514,700 Mediaset SpA                                                                         11,740,576
         10,466,838 Sanpaolo IMI SpA                                                                    105,003,151
             53,100 Telecom Italia Mobile SpA                                                               217,588
          5,329,100 Telecom Italia SpA - RNC                                                             28,256,689
             42,600 Telecom Italia SpA                                                                      333,561
                                                                                                      -------------
                                                                                                        146,173,572

Japan (15.0%)
-------------------------------------------------------------------------------------------------------------------
            385,900 Acom Co., Ltd.                                                                       26,370,638
            312,200 Acom Co., Ltd. 144A                                                                  21,334,318
            188,600 Advantest Corp.                                                                      11,739,307
            520,700 Asatsu-DK, Inc.                                                                      11,339,399
          3,445,000 Canon, Inc.                                                                         130,211,514
              2,705 East Japan Railway Co.                                                               12,661,702
            170,800 Fast Retailing Co., Ltd.                                                              3,705,298
          2,514,000 Fuji Photo Film Companies, Ltd.                                                      81,177,972
              5,381 Fuji Television Network, Inc.                                                        31,114,168
          2,768,300 Honda Motor Co., Ltd.                                                               112,256,471
                280 Japan Tobacco, Inc.                                                                   1,878,348
             28,600 Kansai Electric Power, Inc.                                                             452,207
          2,663,000 KAO Corp.                                                                            61,325,657
              5,200 Keyence Corp.                                                                         1,101,610
            176,000 Matsushita Electric Industrial Co.                                                    2,401,001
          3,855,000 Matsushita Electric Works, Ltd.                                                      27,662,078
              9,900 Murata Manufacturing Co., Ltd.                                                          636,045
         12,457,000 Nikko Securities Co., Ltd.                                                           62,882,645
            418,300 Nintendo Co., Ltd.                                                                   61,601,961
             23,000 Nippon Mitsubishi Oil Corp.                                                             118,982
            163,000 Nippon Television Network Corp.                                                      36,367,292
             60,000 Nomura Securities Co., Ltd.                                                             881,101
            132,530 NTT DoCoMo, Inc.                                                                    326,210,680
             17,740 NTT DoCoMo, Inc. 144A                                                                43,665,415
          1,631,000 Olympus Optical Co., Ltd.                                                            22,780,926
            594,200 Orix Corp.                                                                           47,942,545
             13,000 Orix Corp. 144A                                                                       1,048,894
            251,600 Rohm Co., Ltd.                                                                       37,556,312
          2,117,000 Sankyo Company, Ltd.                                                                 28,791,907
             29,500 SECOM Company, Ltd.                                                                   1,447,309
             37,000 Seven-Eleven Japan Co., Ltd.                                                          1,457,155
              4,200 Shin-Etsu Chemical Co.                                                                  180,476
          2,118,000 Shionogi & Co., Ltd.                                                                 27,020,626
          2,960,000 Sony Corp.                                                                          156,335,419
             14,000 Sumitomo Chemical Co., Ltd.                                                              63,663
             15,000 Takeda Chemical Industries, Ltd.                                                        658,323
         20,688,000 Tokyo Gas Co., Ltd.                                                                  57,481,051
         11,953,900 Toyota Motor Corp.                                                                  317,174,819
                                                                                                      -------------
                                                                                                      1,769,035,234

Mexico (1.8%)
-------------------------------------------------------------------------------------------------------------------
          2,372,480 Cemex SA de CV ADR                                                                   62,538,573
             34,900 Fomento Economico Mexicano SA de CV                                                     136,791
            782,300 Fomento Economico Mexicano SA de CV ADR                                              30,681,806
          1,954,702 Grupo Financiero BBVA bancomer SA de CV (NON)                                         1,598,765
          1,008,089 Grupo Televisa SA de CV ADR (NON)                                                    37,682,367
            157,600 Telefonos de Mexico SA de CV (Telmex)                                                   250,511
          2,513,486 Telefonos de Mexico SA de CV (Telmex) ADR Class L                                    80,632,631
             20,900 Wal-Mart de Mexico SA de CV Ser. V                                                       56,792
                                                                                                      -------------
                                                                                                        213,578,236

Netherlands (5.6%)
-------------------------------------------------------------------------------------------------------------------
              6,400 ABN AMRO Holdings NV                                                                    116,213
          1,924,443 Akzo-Nobel NV                                                                        83,779,598
              2,590 Gucci Group NV                                                                          242,950
          1,041,170 Gucci Group NV ADR                                                                   98,505,094
         15,871,471 ING Groep NV                                                                        407,458,752
             53,070 Koninklijke (Royal) Philips Electronics NV                                            1,481,385
          3,163,351 TPG NV                                                                               71,434,280
              3,570 Unilever NV                                                                             233,709
                                                                                                      -------------
                                                                                                        663,251,981

Portugal (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,873,126 Portugal Telecom SGPS SA                                                             34,403,831

Singapore (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,504,648 DBS Group Holdings, Ltd.                                                             31,622,303
          7,674,185 Overseas-Chinese Banking Corp.                                                       50,831,049
          2,803,000 Singapore Press Holdings, Ltd.                                                       31,578,182
          4,727,000 United Overseas Bank, Ltd.                                                           33,986,017
             46,000 Venture Manufacturing, Ltd.                                                             367,188
                                                                                                      -------------
                                                                                                        148,384,739

South Korea (6.6%)
-------------------------------------------------------------------------------------------------------------------
             14,800 Kookmin Bank                                                                            719,667
            493,000 Kookmin Bank ADR                                                                     24,230,950
          4,775,050 Korea Electric Power Corp.                                                           87,469,692
            998,300 Korea Tobacco & Ginseng Corp. 144A GDR                                                6,478,967
          6,511,588 KT Corp. ADR                                                                        140,975,880
            136,320 Pohang Iron & Steel Co., Ltd.                                                        15,152,973
          1,513,882 POSCO ADR                                                                            41,283,562
          1,414,589 Samsung Electronics Co., Ltd.                                                       387,510,226
            173,570 SK Telecom Co., Ltd.                                                                 38,948,472
          1,594,800 SK Telecom Co., Ltd. ADR                                                             39,535,092
                                                                                                      -------------
                                                                                                        782,305,481

Spain (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,732,834 Altadis SA                                                                           35,759,906
              7,100 Banco Popular Espanol                                                                   313,862
          4,507,400 Iberdrola SA                                                                         65,646,450
             34,300 Telefonica SA (NON)                                                                     287,876
                                                                                                      -------------
                                                                                                        102,008,094

Sweden (3.2%)
-------------------------------------------------------------------------------------------------------------------
         13,310,148 Investor AB Class B                                                                 116,627,327
          6,411,650 Nordea AB                                                                            34,894,853
          2,430,857 Sandvik AB                                                                           60,724,459
          1,921,498 Securitas AB Class B                                                                 39,529,680
          5,066,948 Svenska Handelsbanken AB Class A                                                     77,489,762
         31,289,493 Telefonaktiebolaget LM Ericsson AB Class B (NON)                                     47,340,723
                                                                                                      -------------
                                                                                                        376,606,804

Switzerland (8.1%)
-------------------------------------------------------------------------------------------------------------------
          8,428,500 ABB, Ltd. (NON)                                                                      75,062,256
          1,120,720 Ciba Specialty Chemicals AG                                                          89,827,840
          5,088,546 Cie Financier Richemont AG                                                          115,773,143
             11,199 Clariant AG                                                                             266,464
              4,470 Credit Suisse Group                                                                     141,960
            382,058 Holcim, Ltd. Class B                                                                 87,695,125
            182,891 Julius Baer Holdings, Ltd. AG Class B                                                52,551,353
          1,054,773 Nestle SA                                                                           246,004,995
          4,054,941 Novartis AG                                                                         178,381,428
             31,000 Roche Holding AG                                                                      2,344,065
             25,300 STMicroelectronics NV                                                                   630,776
            951,328 Swatch Group AG (The)                                                                17,999,653
            461,760 Swatch Group AG (The) Class B                                                        41,123,269
                515 Swisscom AG                                                                             149,882
             38,107 Synthes-Stratec, Inc.                                                                23,307,817
            363,480 UBS AG                                                                               18,286,381
                                                                                                      -------------
                                                                                                        949,546,407

Taiwan (0.2%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Asustek Computer, Inc.                                                                  301,259
         17,100,000 United Microelectronics Corp. (NON)                                                  20,554,856
                                                                                                      -------------
                                                                                                         20,856,115

United Kingdom (21.2%)
-------------------------------------------------------------------------------------------------------------------
          3,606,000 Abbey National PLC                                                                   42,425,600
         10,533,210 AstraZeneca PLC                                                                     435,988,943
          8,485,019 BAE Systems PLC                                                                      43,319,416
          3,035,100 Barclays PLC                                                                         25,532,718
          2,973,600 BAT Industries PLC                                                                   31,948,953
          8,626,633 BHP Billiton PLC                                                                     47,000,485
          1,541,244 BOC Group PLC                                                                        23,934,841
            126,100 BP PLC                                                                                1,058,892
          7,073,000 Brambles Industries PLC                                                              35,382,895
          1,593,100 British Sky Broadcasting PLC 144A (NON)                                              15,271,393
             55,300 BT Group PLC                                                                            212,379
          8,592,900 Cadbury Schweppes PLC                                                                64,364,774
             18,500 Carlton Communications PLC                                                               59,207
         11,415,085 Compass Group PLC                                                                    69,238,426
          7,299,650 Diageo PLC                                                                           94,782,159
         17,056,600 Dixons Group PLC                                                                     49,714,019
         13,995,427 GlaxoSmithKline PLC                                                                 302,445,656
             13,250 GUS PLC                                                                                 121,663
          7,296,000 Hilton Group PLC                                                                     25,379,355
          3,502,141 HSBC Holdings PLC                                                                    40,269,648
              7,530 Next PLC                                                                                106,954
             12,400 Reckitt Benckiser PLC                                                                   222,425
             23,300 Reed International PLC                                                                  221,400
          1,264,286 Rio Tinto PLC                                                                        23,179,066
             10,400 Royal Bank of Scotland Group PLC                                                        294,803
             39,300 Scottish and Southern Energy PLC                                                        388,707
         15,002,224 Scottish Power PLC                                                                   80,650,606
         45,994,533 Shell Transport & Trading Co. PLC                                                   346,973,558
          4,312,539 Smiths Group PLC                                                                     55,996,076
          8,934,503 South African Breweries PLC                                                          69,919,098
          2,557,700 South African Breweries PLC 144A                                                     20,015,895
         35,088,953 Tesco PLC                                                                           127,539,221
          5,701,224 United Business Media PLC                                                            37,795,694
        203,112,226 Vodafone Group PLC                                                                  278,588,729
             25,400 William Morrison Supermarkets PLC                                                        78,580
         12,246,785 WPP Group PLC                                                                       103,399,116
                                                                                                    ---------------
                                                                                                      2,493,821,350
                                                                                                    ---------------
                    Total Common Stocks (cost $11,789,487,545)                                      $11,621,512,349


UNITS (0.2%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            162,400 Infosys Technologies, Ltd. 144A Structured Call
                    Warrants (issued by UBS AG), expiration 7/16/02 (India)                         $    10,954,431
             48,300 Nippon Television Network Corp. 144A Structured Call
                    Warrants (issued by Lehman Brothers Finance SA),
                    expiration 8/6/02 (Japan)                                                            10,786,395
            390,200 Singapore Press Holdings, Ltd. Structured Warrants
                    (issued by Merrill Lynch Intl. & Co. CV), expiration
                    6/12/03 (Singapore)                                                                   4,395,954
                                                                                                    ---------------
                    Total Units (cost $28,953,459)                                                  $    26,136,780

SHORT-TERM INVESTMENTS (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       249,736,965 Short-term investments held as collateral for loaned securities with yields ranging from 1.78% to 1.98%
                    and due dates ranging from July 1, 2002 to
                    August 26, 2002 (d)                                                             $   249,585,230
        171,664,135 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to
                    1.83% and due dates ranging from July 1, 2002 to
                    August 27, 2002 (d)                                                                 171,664,135
                                                                                                    ---------------
                    Total Short-Term Investments (cost $421,249,365)                                $   421,249,365
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $12,239,690,369) (b)                                    $12,068,898,494
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $11,772,963,659.

  (b) The aggregate identified cost on a tax basis is $12,421,226,253, resulting in gross unrealized appreciation and depreciation of $1,039,437,546 and $1,391,765,305, respectively, or net unrealized depreciation of $352,327,759.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at June 30, 2002 (as a percentage of net assets):

           Pharmaceuticals         11.1%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $240,600,894 of
securities on loan (identified cost $12,239,690,369) (Note 1)               $12,068,898,494
-------------------------------------------------------------------------------------------
Cash                                                                              7,972,078
-------------------------------------------------------------------------------------------
Foreign cash (cost $6,501,954)                                                    6,748,528
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        28,463,961
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           82,581,372
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   86,188,644
-------------------------------------------------------------------------------------------
Total assets                                                                 12,280,853,077

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                101,478,628
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                      127,502,164
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     18,119,562
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        3,509,260
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      178,775
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         10,116
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            6,984,302
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              249,585,230
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              521,381
-------------------------------------------------------------------------------------------
Total liabilities                                                               507,889,418
-------------------------------------------------------------------------------------------
Net assets                                                                  $11,772,963,659

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $13,762,823,109
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (4,878,241)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions  (Note 1)                                              (1,816,556,673)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (168,424,536)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $11,772,963,659

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,930,311,744 divided by 361,293,733 shares)                                       $19.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.18)*                              $20.35
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,326,937,628 divided by 125,310,325 shares)**                                     $18.57
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($601,907,202 divided by 31,914,672 shares)**                                        $18.86
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($248,920,797 divided by 13,173,828 shares)                                          $18.90
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.90)*                              $19.59
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,664,886,288 divided by 86,122,910 shares)                                        $19.33
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $23,767,861)                               $   208,534,521
-------------------------------------------------------------------------------------------
Interest                                                                         13,027,323
-------------------------------------------------------------------------------------------
Securities lending                                                                2,269,739
-------------------------------------------------------------------------------------------
Total investment income                                                         223,831,583

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 69,393,269
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   28,769,944
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  106,365
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     59,417
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            16,601,795
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            25,640,493
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             5,938,160
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,018,140
-------------------------------------------------------------------------------------------
Other                                                                             6,523,084
-------------------------------------------------------------------------------------------
Total expenses                                                                  155,050,667
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (5,655,538)
-------------------------------------------------------------------------------------------
Net expenses                                                                    149,395,129
-------------------------------------------------------------------------------------------
Net investment income                                                            74,436,454
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (989,460,922)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                244,191
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,739,543)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                4,033,352
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (272,911,429)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,259,834,351)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,185,397,897)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended June 30
                                                                 --------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                             $    74,436,454       $    49,561,305
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (990,956,274)         (856,852,537)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (268,878,077)       (2,383,528,011)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,185,397,897)       (3,190,819,243)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --          (103,610,364)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (25,832,398)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (6,477,132)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (3,093,332)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (19,362,002)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --          (249,067,816)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (125,151,793)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (21,470,635)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (11,927,996)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (40,113,668)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (226,865,066)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (113,995,338)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (19,556,670)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (10,864,693)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (36,537,800)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (200,239)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (100,616)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (17,261)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (9,590)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (32,250)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     885,939,292         3,810,979,529
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (299,458,605)         (394,126,373)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                12,072,422,264        12,466,548,637
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $4,878,241and $79,502,906,
respectively)                                                     $11,772,963,659       $12,072,422,264
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.24       $29.92       $21.64       $20.00       $17.58
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .17          .16          .54          .07          .20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.23)       (6.64)        8.87         2.14         3.26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.06)       (6.48)        9.41         2.21         3.46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.39)        (.34)        (.21)        (.25)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.81)        (.79)        (.36)        (.79)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.20)       (1.13)        (.57)       (1.04)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.18       $21.24       $29.92       $21.64       $20.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.70)      (22.43)       44.03        11.57        20.73
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,930,312   $6,896,924   $7,040,669   $2,928,662   $1,827,331
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.16         1.13         1.14         1.27         1.36
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .85          .63         2.01          .38         1.07
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.17        73.80        99.53        97.24        93.53
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.72       $29.23       $21.20       $19.63       $17.32
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.04)         .35         (.07)         .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.16)       (6.46)        8.67         2.10         3.21
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.15)       (6.50)        9.02         2.03         3.27
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.20)        (.20)        (.10)        (.17)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.81)        (.79)        (.36)        (.79)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.01)        (.99)        (.46)        (.96)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.57       $20.72       $29.23       $21.20       $19.63
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.38)      (23.00)       43.00        10.75        19.87
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,326,938   $2,983,524   $3,591,546   $1,821,024   $1,226,917
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.91         1.88         1.89         2.02         2.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .04         (.16)        1.26         (.38)         .31
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.17        73.80        99.53        97.24        93.53
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended June 30      to June 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.03       $29.74       $21.87
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.02)         .32
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.18)       (6.59)        8.66
---------------------------------------------------------------------------
Total from
investment operations                  (2.17)       (6.61)        8.98
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --         (.29)        (.32)
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.81)        (.79)
---------------------------------------------------------------------------
From return
of capital                                --           --(d)        --
---------------------------------------------------------------------------
Total distributions                       --        (2.10)       (1.11)
---------------------------------------------------------------------------
Net asset value,
end of period                         $18.86       $21.03       $29.74
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.32)      (23.01)       41.54*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $601,907     $637,547     $439,522
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.91         1.88         1.76*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .07         (.07)        1.12*
---------------------------------------------------------------------------
Portfolio turnover (%)                 42.17        73.80        99.53
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.04       $29.61       $21.45       $19.85       $17.48
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .06          .03          .40         (.02)         .10
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.20)       (6.54)        8.79         2.11         3.26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.14)       (6.51)        9.19         2.09         3.36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.25)        (.24)        (.13)        (.20)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.81)        (.79)        (.36)        (.79)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.06)       (1.03)        (.49)        (.99)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.90       $21.04       $29.61       $21.45       $19.85
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)               (10.17)      (22.75)       43.32        10.97        20.18
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $248,921     $302,838     $367,638     $208,064     $140,202
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.66         1.63         1.64         1.77         1.86
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .30          .11         1.51         (.12)         .54
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.17        73.80        99.53        97.24        93.53
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.35       $30.07       $21.72       $20.05       $17.60
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .22          .23          .61          .14          .22
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.24)       (6.69)        8.92         2.13         3.30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.02)       (6.46)        9.53         2.27         3.52
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.45)        (.39)        (.24)        (.28)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.81)        (.79)        (.36)        (.79)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.26)       (1.18)        (.60)       (1.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.33       $21.35       $30.07       $21.72       $20.05
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.46)      (22.25)       44.43        11.83        21.08
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,664,886   $1,251,589   $1,027,174     $255,867     $151,139
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91          .88          .89         1.02         1.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.13          .92         2.26          .70         1.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 42.17        73.80        99.53        97.24        93.53
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding for the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam International Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments have maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2002, the value of securities loaned amounted to $240,600,894. The fund received cash collateral of $249,585,230 which is pooled with collateral of other Putnam funds into 32 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $1,155,554,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
$   14,121,000    June 30, 2009
 1,141,433,000    June 30, 2010

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $188,211 to decrease undistributed net investment loss and $188,211 to increase accumulated net realized loss. As of June 30, 2002, the undistributed ordinary income on a tax basis was $20,317,941.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2002, the fund's expenses were reduced by $5,655,538 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5,287 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $866,481 and $24,668 from the sale of class A and class M shares, respectively, and received $5,168,528 and $128,467 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received $695,328 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,328,937,349 and $4,684,117,538, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                293,619,885     $ 5,733,822,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           293,619,885       5,733,822,534

Shares repurchased                        (256,975,161)     (5,033,826,065)
---------------------------------------------------------------------------
Net increase                                36,644,724     $   699,996,469
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                242,760,735     $ 6,034,351,621
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            22,566,086         535,042,032
---------------------------------------------------------------------------
                                           265,326,821       6,569,393,653

Shares repurchased                        (175,959,145)     (4,354,013,680)
---------------------------------------------------------------------------
Net increase                                89,367,676     $ 2,215,379,973
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,004,333       $ 494,743,905
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            26,004,333         494,743,905

Shares repurchased                         (44,705,698)       (847,391,828)
---------------------------------------------------------------------------
Net decrease                               (18,701,365)      $(352,647,923)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,129,258      $  948,581,128
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,658,020         224,162,622
---------------------------------------------------------------------------
                                            47,787,278       1,172,743,750

Shares repurchased                         (26,665,783)       (632,943,553)
---------------------------------------------------------------------------
Net increase                                21,121,495      $  539,800,197
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,461,656       $ 432,620,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            22,461,656         432,620,576

Shares repurchased                         (20,857,249)       (402,292,910)
---------------------------------------------------------------------------
Net increase                                 1,604,407       $  30,327,666
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,097,920       $ 623,429,549
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,553,144          36,607,684
---------------------------------------------------------------------------
                                            26,651,064         660,037,233

Shares repurchased                         (11,117,393)       (264,118,539)
---------------------------------------------------------------------------
Net increase                                15,533,671       $ 395,918,694
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,295,515       $ 235,623,812
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,295,515         235,623,812

Shares repurchased                         (13,517,203)       (259,964,932)
---------------------------------------------------------------------------
Net decrease                                (1,221,688)      $ (24,341,120)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,537,795       $ 159,392,202
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,037,576          24,414,195
---------------------------------------------------------------------------
                                             7,575,371         183,806,397

Shares repurchased                          (5,596,657)       (136,056,556)
---------------------------------------------------------------------------
Net increase                                 1,978,714       $  47,749,841
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 86,557,160     $ 1,694,183,576
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            86,557,160       1,694,183,576

Shares repurchased                         (59,049,885)     (1,161,579,376)
---------------------------------------------------------------------------
Net increase                                27,507,275     $   532,604,200
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,746,103      $1,352,083,756
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,035,534          96,045,720
---------------------------------------------------------------------------
                                            58,781,637       1,448,129,476

Shares repurchased                         (34,329,438)       (835,998,652)
---------------------------------------------------------------------------
Net increase                                24,452,199      $  612,130,824
---------------------------------------------------------------------------

Note 5
Actions by Trustees

In April 2002, the Trustees approved the merger of Putnam Emerging Markets Fund and Putnam Asia Pacific Growth Fund into Putnam
International Growth Fund. The transaction is scheduled to occur on August 16, 2002.


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $232,275,054 or $0.376 per share (for all classes of shares). Taxes paid to foreign countries were $23,767,861 or $0.038 per share (for all classes of shares).

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
 Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
 the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Justin M. Scott                    Since 1991                    Managing Director of Putnam
(9/16/57),                                                       Management
Vice President

Omid Kamshad                       Since 1996                    Managing Director of Putnam
(9/12/62),                                                       Management
Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN009-79330  841/524/891/2BA  8/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Growth Fund
Supplement to Annual Report dated 6/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/02

                                                      NAV
1 year                                               -9.46%
5 years                                              37.66
Annual average                                        6.60
10 years                                            194.33
Annual average                                       11.40
Life of fund (since class A inception, 2/28/91)
Annual average                                       10.36

Share value:                                          NAV
6/30/01                                             $21.35
6/30/02                                             $19.33
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.